                                    MORGAN STANLEY
                            RUSSIA & NEW EUROPE FUND, INC.

--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                                William G. Morton, Jr.
CHAIRMAN OF THE BOARD                          DIRECTOR
OF DIRECTORS
                                               James W. Grisham
Michael F. Klein                               VICE PRESIDENT
PRESIDENT AND DIRECTOR
                                               Harold J. Schaaff, Jr.
Peter J. Chase                                 VICE PRESIDENT
DIRECTOR
                                               Joseph P. Stadler
John W. Croghan                                VICE PRESIDENT
DIRECTOR
                                               Valerie Y. Lewis
David B. Gill                                  SECRETARY
DIRECTOR
                                               Joanna M. Haigney
Graham E. Jones                                TREASURER
DIRECTOR
                                               Belinda A. Brady
John A. Levin                                  ASSISTANT TREASURER
DIRECTOR

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------

ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------

CUSTODIANS

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------

LEGAL COUNSEL

Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


--------------------------------------------------------------------------------

                                    MORGAN STANLEY
                                 RUSSIA & NEW EUROPE
                                      FUND, INC.

--------------------------------------------------------------------------------


                                 THIRD QUARTER REPORT
                                  SEPTEMBER 30, 1997
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
----------

For the nine months ended September 30, 1997 the Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 71.13% compared to 73.00% for the Fund's benchmark. Until a more appropriate benchmark is created, the Fund will be compared to a market capitalization weighted composite consisting of 50% of the Moscow Times 50 Index (dollar adjusted) and 50% of the MSCI Czech Republic, Hungary and Poland indices. For the period since the Fund's commencement of operations on September 30, 1996 trough September 30, 1997, the Fund had a total return, based on net asset value per share, of 78.28% compared with 88.99% for its benchmark. On September 30, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $34 1/8 representing a 3.8% discount to the Fund's net asset value per share.

The Russian equity market was unsettled over the third quarter but finished the quarter having gained 12% as measured by the dollar based Moscow Times index. International concerns, such as jitters on Wall Street and the Asian currency worries affecting all emerging markets, were the primary causes of the markets erratic nature for the quarter.

The quarter did provide some encouraging economic news with July to September's monthly year-on-year real GDP change being positive each month and September's figures displaying growth of 2.3%. This trend is extremely encouraging and represents the first time since reforms that economic growth has continued for a whole quarter. Such performance bodes well for the predicted 3.0% real growth in 1998. Inflation has remained under control and should be under 14% for 1997. Less encouraging news surrounds the fiscal side of the Russian economy. Although the budget deficit remains below the IMF ceiling, tax collection continues to be extremely problematic. Political wranglings have delayed the likely imposition of a new tax code from January 1st, 1998 to a piecemeal implementation starting possibly on July 1, 1998. The government's tough 1998 budget is also facing a difficult time in the Duma. As has been said before, these measures are important in dealing with the continually worsening inter-company payment problems within Russia. Overdue receivables and payables continue to grow in the absence of progress on these fiscal issues, and this will hold back strong economic growth.

On the political side, the Government is facing a challenging time in dealing with the Duma as well as prominent private individuals. The privatization of 25% of the telephone holding company Svyazinvest, in which the Fund participated, was a tremendous success in that it was the first competitive privatization that raised substantial sums for the country (over $1.8 billion). However, it became surrounded in controversy as unsuccessful parties started making accusations of unfair practices. President Yeltsin eventually called a meeting of Russia's most influential businessmen in order to calm this damaging practice of pursuing private disputes in such a public fashion. Yeltsin has also been forced to quiet the Duma which has come close to calling a no confidence vote in his Government. These political disruptions are damaging not because they represent very real threats to the government but because they significantly delay the implementation of crucial policies as those described above.

The combination of these political and economic factors, combined with an uncertain international feeling towards emerging markets leads us to continue our policy of being neutrally weighted in Russia compared to the Fund's benchmark. International flows are still the driving force of Russia, and, in recent months, the market has shown a high level of correlation with the U.S. market and its uncertainties. However, within the Russian section of the portfolio there has been some repositioning. In particular, the Fund has been reducing its holdings in oil subsidiaries such as Megionneftegaz and Noyabrskneftegaz due to the increase in uncertainty surrounding merger terms between such entities and their holding companies. On the other hand, exposure to oil companies with no or low merger risk such as Lukoil, Tatneft and Surgutneftegaz has increased. The inclusion of Svyazinvest in the portfolio, which gives unique exposure to practically all telephone entities in Russia, has meant it appropriate to reduce some of the Fund's regional telecom exposure such as Nizhny Novgorod Telephone and St. Petersburg Telephone.

The Polish market rebounded during the third quarter, rising 8.6% according to the MSCI Polish Index in U.S. dollar terms. Two factors lent support to the market: the end of large-scale equity offerings and the resolution of political concerns. During the first half of the year, several relatively large companies came to market, absorbing liquidity and causing an imbalance between supply and demand. While there are several more IPOs and secondary offerings coming to market in the next 12 months, the volume of new stock will be significantly lower. On the political front, general elections were held in September which resulted in the defeat of the ruling Socialist-led coalition by a group of Solidarity parties. A new government was in the process of being formed during the end of the quarter, but it appears that basic economic policy will remain intact. Leaders of the new dominant parties have cited their support for the most critical challenge facing the government, namely a balanced budget. The Polish economy, which continues to grow at around 6% per year, is experiencing a boom in consumer credit. As a result, the current account balance has swung from positive to negative during the year, led by a growth in imports. The new government recognizes the need to slow the economy and Solidarity has announced its support for a budget deficit of less than 2%. Meanwhile, significant progress has been made in the fight against inflation, which fell from 18.5% in
December 1996 to 14.6% in May.   With the supply of new issues limited, the
Polish market should recover during the second half of the year and the Fund is positioned to capture strong corporate performance from select Polish companies.

After a dismal first half, the Czech market staged a short-lived rally during the quarter, rising 13.4%. The recovery was not based on fundamental changes in the outlook for the Czech economy. In response to the unexpected devaluation of the Czech crown in May, authorities have tightened both fiscal and monetary policy. The national bank has continued to keep basic interest rates relatively high and the government has just begun to deliver on promises of substantial fiscal cuts with an aim to balance the budget by the end of the year. On the positive side, the government has announced new measures that could improve the poor market transparency and weak minority shareholders rights that plague the Prague Stock Exchange. For example, the government has announced its willingness to create an independent SEC-type watchdog with enforcement capabilities. While the proposals show potential progress, many market-watchers will adopt a wait-and-see attitude. Based on the poor economic outlook, the Fund remains underweight in the Czech republic, but will take advantage of opportunities as they arise.

Hungary's economic fundamentals continue to improve and the market responded by moving up 9.8% during the quarter. In particular, anticipated economic growth has surfaced after several years of austerity. Industrial growth, led by a resurgence in construction, is now growing at around 8% annually. After falling for several years, real wages have begun to pick up but productivity growth continues to offset wage pressure. Hungary's drive to join the European Union will result in continued reforms, such as the elimination of import duties. The market is currently anticipating large offerings during the second half of the year, particularly the national telephone monopoly Matav which should add size and liquidity to the Hungarian market which after rising significantly during the last two years is still only a total $9 billion in market capitalization. With continued improvement in both macroeconomic conditions and corporate restructure, the Fund will maintain a significant position in the Hungarian market.

The Fund has also made its first investment in Kazhakstan over the last quarter with a purchase of Kazkommertsbank Co. A highly successful, privately run bank formed in 1990. As always, the Fund is closely following the developments of other, less developed, potential markets, such as the Bulgarian and Ukrainian equity markets, so as to be in a position to act when opportunities arise.

Sincerely,

/s/ Michael F. Klein
Michael F. Klein
PRESIDENT AND DIRECTOR

/s/ Michael Hewett
Michael Hewett
PORTFOLIO MANAGER

/s/ Madhav Dhar
Madhav Dhar
PORTFOLIO MANAGER

/s/ Robert L. Meyer
Robert L. Meyer
PORTFOLIO MANAGER

October 1997

MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.
INVESTMENT SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                        TOTAL RETURN (%)
INFORMATION                                --------------------------------------------------------
                                           MARKET VALUE (1)      NET ASSET VALUE (2)      INDEX (3)
                                           ----------------      -------------------      ---------
                                              CUMULATIVE             CUMULATIVE          CUMULATIVE
                                              ----------             ----------          ----------
                    FISCAL YEAR TO DATE          90.03%                 71.13%             73.00%
                    ONE YEAR                     71.56                  78.28              88.99
                    SINCE INCEPTION*             71.56                  78.28              88.99



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


[CHART]


                                    PERIOD FROM                NINE MONTHS
                                SEPTEMBER 30, 1996*               ENDED
                                TO DECEMBER 31, 1996       SEPTEMBER 30, 1997
                                --------------------       ------------------
Net Asset Value Per Share.....        $ 20.77                    $35.46
Market Value Per Share........        $ 18.00                    $34.13
Premium/(Discount)............         -13.3  %                   -3.8  %
Income Dividends..............        $  0.07                     --
Capital Gains Distributions...         --                        $ 0.08
Fund Total Return (2).........           4.18 %                   71.13 %
Index Total Return (3)........           9.43 %                   73.00 %

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Russia and New Europe Blended Composite is a capitalization weighted index comprised of the Morgan Stanley Capital International regional indices for the Czech Republic, Hungary, Poland and the Moscow Times 50 Index, including dividends.
 *  The Fund commenced operations on September 30, 1996.

MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.
INVESTMENT SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

[CHART]

Equity Securities (93.1%)
Debt Instruments (2.0%)
Short-Term Investments (4.9%)

--------------------------------------------------------------------------------
SECTORS

[CHART]

Automobiles (2.2%)
Banking (6.2%)
Building Materials & Components (3.2%)
Chemicals (2.3%)
Data Processing & Reproduction (2.6%)
Energy Sources (23.8%)
Health & Personal Care (3.5%)
Metals-Non-Ferrous (2.5%)
Utilities-Electrical & Gas (21.9%)
Telecommunications (11.5%)
Other (20.3%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Russia (52.8%)
Other (7.8%)
Slovakia (0.9%)
Kazakhstan (1.7%)
Croatia (3.2%)
Czech Republic (6.1%)
Hungary (11.7%)
Poland (15.8%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                            PERCENT OF
                                            NET ASSETS
                                            ----------
   1.  Unified Energy System (UES)             15.0%
   2.  Lukoil Holdings                          7.6
   3.  Surgutneftegaz                           5.8
   4.  MOL Magyar Olaj-es Gazipari Rt.          4.7
   5.  SPT Telekom                              4.6
   6.  Mosenergo                                4.4
   7.  Tatneft                                  3.6
   8.  Rostelecom                               3.4
   9.  Richter Gedeon Rt.                       2.3
   10. Zagrebacka Banka                         2.0
                                               -----
                                               53.4%
                                               -----
                                               -----

*Excludes Short-Term Investments.

INVESTMENTS (UNAUDITED)
---------------
SEPTEMBER 30, 1997

                                                     SHARES              VALUE
                                                                          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.3%)
 (Unless otherwise noted)
--------------------------------------------------------------------------------
CROATIA (3.2%)
BANKING
  Zagrebacka Banka GDR                               90,500        U.S.$ 3,609
                                                               ---------------
HEALTH & PERSONAL CARE
  Pliva d.d. GDR                                    104,500              2,043
                                                               ---------------
                                                                         5,652
                                                               ---------------

--------------------------------------------------------------------------------
CZECH REPUBLIC (6.1%)
FINANCIAL SERVICES
  Resolution Investment Fund                         26,100                767
                                                               ---------------
MACHINERY & ENGINEERING
  CKD Praha Holding                                  23,656                766
  Skoda Plzen                                        36,500              1,046
                                                               ---------------
                                                                         1,812
                                                               ---------------
TELECOMMUNICATIONS
  SPT Telekom                                        65,000              8,222
                                                               ---------------
                                                                        10,801
                                                               ---------------
--------------------------------------------------------------------------------
HUNGARY (11.7%)
AUTOMOBILES
  Mezogep                                            45,000              1,376
  North American Bus Industries Rt.                  28,500                731
                                                               ---------------
                                                                         2,107
                                                               ---------------
BUILDING MATERIALS & COMPONENTS
  Zalakeramia Rt.                                    21,000                925
                                                               ---------------
CHEMICALS
  BorsodChem Rt. GDR                                 63,000              2,512
                                                               ---------------
ENERGY SOURCES
  MOL Magyar Olaj-es Gazipari Rt. GDR               386,000              8,405
                                                               ---------------
HEALTH & PERSONAL CARE
  Richter Gedeon Rt. GDS                             39,300              4,127
                                                               ---------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Graboplast Rt.                                     16,000                946
  Pannonplast Rt.                                    16,825                912
                                                               ---------------
                                                                         1,858
                                                               ---------------
PHARMACEUTICALS
  EGIS Rt.                                           16,000                825
                                                               ---------------
                                                                        20,759
                                                               ---------------
--------------------------------------------------------------------------------
KAZAKHSTAN (1.7%)
BANKING
  Kazkommertsbank Co. GDR                           106,380              3,085
                                                               ---------------
--------------------------------------------------------------------------------
POLAND (15.8%)
AUTOMOBILES
  Sanockie Zaklady Przemyslu Gumowego Stomil         71,986              1,364
  Stomil Olsztyn                                     35,000                335
                                                               ---------------
                                                                         1,699
                                                               ---------------
BANKING
  Bank Slaski                                        34,600         U.S.$2,603
  BIG                                             1,323,770              1,698
                                                               ---------------
                                                                         4,301
                                                               ---------------
BEVERAGES & TOBACCO
  Okocimskie Zaklady Piwowarskie S.A.               178,074              1,091
                                                               ---------------
BUILDING MATERIALS & COMPONENTS
  Gorazdze                                           44,000              1,854
  Polifarb Cieszyn - Wroclaw 'C'                    215,000              1,079
  Zaklady Lentex                                    135,614              1,882
                                                               ---------------
                                                                         4,815
                                                               ---------------
CONSTRUCTION & HOUSING
  Budimex                                           146,628                667
                                                               ---------------
DATA PROCESSING & REPRODUCTION
  Computerland Poland                               100,900              2,236
  OPTIMUS 'D'                                        72,666              2,394
                                                               ---------------
                                                                         4,630
                                                               ---------------
ENERGY EQUIPMENT & SERVICES
  Elektrobudowa                                      60,000                901
                                                               ---------------
FINANCIAL SERVICES
  National Investment Fund GDR                       50,000              2,125
                                                               ---------------
FOOD & HOUSEHOLD PRODUCTS
  Farm Food                                         137,204              1,760
  Sokolowskie Zaklady Miesne                        683,750                947
  Sokolowskie Zaklady Miesne (Rights)               683,750                --@
                                                               ---------------
                                                                         2,707
                                                               ---------------
MERCHANDISING
  Best                                               77,000                543
                                                               ---------------
METALS - NON-FERROUS
  KGHM Polska Miedz GDR                             106,000              1,341
                                                               ---------------
MULTI-INDUSTRY
  Elektrim                                          296,000              3,306
                                                               ---------------
                                                                        28,126
                                                               ---------------
--------------------------------------------------------------------------------
RUSSIA (50.9%)
ENERGY SOURCES
  Lukoil Holdings                                   370,000              9,084
  Lukoil Holdings (Preferred)                       230,000              4,393
  Megionneftegaz                                     25,000                207
  Orenburgneft                                       60,000                495
  Purneftegaz                                       265,000              2,703
  Surgutneftegaz ADR                                875,000             10,281
  Tatneft ADR                                        41,200              6,448
  Urdmurtneft                                         3,500                201
                                                               ---------------
                                                                        33,812
                                                               ---------------
MACHINERY & ENGINEERING
  Uralmash Rursoo                                    22,238                568
                                                               ---------------
MERCHANDISING
  TSUM                                            2,982,000              1,998
                                                               ---------------
--------------------------------------------------------------------------------

                                                     SHARES              VALUE
                                                                          (000)
--------------------------------------------------------------------------------
METALS - NON-FERROUS
  Norilsk Nickel                                    166,000        U.S.$ 2,075
  Norilsk Nickel (Preferred)                        100,000              1,050
                                                               ---------------
                                                                         3,125
                                                               ---------------
METALS - STEEL
  Seversky Tube Works                               200,000                720
  Seversky Tube Works ADR                            10,000                360
                                                               ---------------
                                                                         1,080
                                                               ---------------
TELECOMMUNICATIONS
  Mustcom                                         2,436,259              2,436
  Nizhny Novgorod Telephone                          90,000                540
  Rostelecom                                      1,455,000              6,111
  St. Petersburg Telephone Network                  745,000              1,684
                                                               ---------------
                                                                        10,771
                                                               ---------------
UTILITIES - ELECTRICAL & GAS
  Gazprom ADR                                        63,800              1,579
  Irkutskenergo                                   4,000,000              1,304
  Lenenergo                                       1,100,000              1,144
  Mosenergo                                       4,800,000              7,776
  Permenergo                                          9,000                468
  Unified Energy System (UES)                    66,800,000             26,653
                                                               ---------------
                                                                        38,924
                                                               ---------------
                                                                        90,278
                                                               ---------------
--------------------------------------------------------------------------------
SLOVAKIA (0.9%)
CHEMICALS
  Slovnaft                                           60,000              1,604
                                                               ---------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$97,958)                                                   160,305
                                                               ---------------
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
DEBT INSTUMENTS (1.9%)
--------------------------------------------------------------------------------
RUSSIA (1.9%)
BROADCASTING & PUBLISHING (1.1%)
  Storyfirst Communications
    Tranche III (Convertible)                  U.S.$      2              1,938
                                                               ---------------
TELECOMMUNICATIONS (0.8%)
  Svyazinvest                                         1,431              1,431
                                                               ---------------
                                                                         3,369
                                                               ---------------
--------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
 (Cost U.S.$3,369)                                                       3,369
                                                               ---------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.8%)
--------------------------------------------------------------------------------
UNITED STATES (4.8%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.75%, dated
    9/30/97, due 10/1/97 to be repurchased
    at U.S.$8,421, collateralized by United
    States Treasury Notes, 5.875%, due
    1/31/99, valued at U.S. $8,594
    (Cost U.S.$8,420)                            U.S.$ 8,420       U.S.$ 8,420
                                                               ---------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.0%)
  (Cost U.S.$109,747)                                                  172,094
                                                               ---------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (3.0%)
  Other Assets                                       16,383
  Liabilities                                       (11,004)             5,379
                                            ---------------    ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 5,005,000 issued and
    outstanding U.S.$0.01 par value
    shares (500,000,000 shares authorized)                        U.S.$177,473
                                                               ---------------
                                                               ---------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$  35.46
                                                               ---------------
                                                               ---------------
--------------------------------------------------------------------------------
@   - Value is less than U.S.$500.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
GDS - Global Depositary Shares.


                                       7